                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1993 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The Monthly Report for the period from January 3, 1994 to   January 31,
     1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10 day of February, 1994.

                                 GREEN TREE FINANCIAL CORP.



                                 BY: /s/ Robley D. Evans
                                 ------------------------------
                                     Robley D. Evans
                                     Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 4.90%, 6.10%, 6.90%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-1
                         CLASS A1, A2, A3 CERTIFICATES
                                 MONTHLY REPORT
                                 January, 1994

                                TRUST ACCOUNT #3331202-0
                                CUSIP#'S 393505-AV4, AW2, AX0
                                REMITTANCE DATE: 2/15/94

                                                    Total       $Per $1,000
                                                    Amount        Original
                                                --------------  ------------
A. Interest
  (1)        Aggregate Interest
             a. Class A-1 Interest                  263,442.93    3.25238185
             b. Class A-2 Interest                  325,333.34    5.08333344
             c. Class A-3 Interest                  433,277.23    5.75000003

  (2)        Amount applied to:
             a. Unpaid Class A Interest
                Shortfall                                  .00           .00

  (3)        Remaining:
             a. Unpaid Class A Interest
                Shortfall                                  .00           .00

B. Principal
  (4)        Formula Principal Distribution       2,159,671.40           N/A
             a. Scheduled Principal                 603,450.31           N/A
             b. Principal Prepayments             1,344,842.75           N/A
             c. Liquidated Contracts                211,378.34           N/A
             d. Repurchases                               0.00           N/A

    (5)      Pool Scheduled Principal
              Balance                           231,757,601.86  925.54717049
    (5a)     Pool Factor                             .92554717

    (6)      Class A Schedule Principal
             Deficiency Amount (if any)
             following prior Remittance date               .00           .00

    (7)      Class A principal distribution:
             a. Class A-1                         2,159,671.40   26.66260988
             b. Class A-2                                  .00           .00
             c. Class A-3                                  .00           .00

    (8)      Class A-1 Principal Balance         62,356,964.00  769.83906173
   (8a)      Class A-1 Pool Factor                   .76983906

    (9)      Class A-2 Principal Balance         64,000,000.00  1000.0000000
   (9a)      Class A-2 Pool Factor                  1.00000000

    (10)     Class A-3 Principal Balance         75,352,561.32  1000.0000000
   (10a)     Class A-3 Pool Factor                  1.00000000

    (11)     Class A Scheduled Principal
             Deficiency Amount (if any)
             following current Remittance Date             .00           .00

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 4.90%, 6.10%, 6.90%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-1
                         CLASS A1, A2, A3 CERTIFICATES
                                 MONTHLY REPORT
                                 January, 1994
                                     Page 2

                                      TRUST ACCOUNT #3331201-0
                                      CUSIP#'S 393505-AV4, AW2, AX0
                                      REMITTANCE DATE:  2/15/94

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

   (12) 31-59 days                       2,216,482.34                  97

   (13) 60 days or more                    955,333.13                  42

   (14) Current Month Repossessions        179,485.76                   8

   (15) Repossession Inventory             811,281.24                  36

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.45%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-1
                           CLASS B AND C CERTIFICATES
                                 MONTHLY REPORT
                                 January, 1994

                                                            CUSIP NO. #393505AV6
                                                        REMITTANCE DATE: 2/15/94

                                                       Total $        Per $1,000
                                                       Amount          Original
                                                     ------------     ----------
  (1)  Amount Available                              4,052,489.23

  (2)  Remaining Amount Available                      870,764.33

 (2a)  Monthly Servicing Fee                           194,931.06

  (3)  Aggregate Class B Interest                      211,588.54     7.04166670

  (4)  Amount applied to Unpaid
       Class B Interest Shortfall                             .00            .00

  (5)  Remaining Unpaid Class B
       Interest Shortfall                                     .00            .00

  (6)  Aggregate Principal (Until Class A-1,
       Class A-2 and Class A-3 principal balances
       reach zero, Aggregate principal equals
       Class B Principal Liquidation Loss Amount)             .00            .00

  (7)  Class B Principal
       Liquidation Loss Amount                                .00            .00

  (8)  Amount, if any, by which the Class B Formula
       Distribution for such Remittance Date exceeds the Remaining Amount available for such Remittance Date

  (9)  Guarantee Payment

 (10)  Class B Principal Balance                                   30,048,076.54
(10a)  Class B Pool Factor                                            1.00000000

 (11)  Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company is not
       the Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount and Class B Distribution Amount
       Amount; if the Company is the Servicer)                        194,931.06

 (12)  3% Guaranty Fee                                                579,394.00
 (13)  Class C Residual Payment                                        79,781.80

 (14)  Repossessed Contracts                                          179,485.76
 (15)  Repossessed Contracts Remaining in Inventory                   811,281.24

                                      GTFC
                                      93-1
                                 January, 1994
                              Defaulted Contracts



                                                   Estimated
                                     Repurchase     Loss at
Account#      Principal   Interest     Amount      Sale Date
- -----------  -----------  ---------  -----------  -----------

24307395       21,235.44     120.86    21,356.30   14,759.30
34304217       10,724.60      61.04    10,785.64         .00
35308864       27,419.73     156.06    27,575.79    6,710.07
37310713       34,160.11     194.42    34,354.53   11,774.69
37310900       14,968.22      85.19    15,053.41      731.85
52303866       20,175.10     114.82    20,289.92    5,655.07
72304915        3,088.13      17.57     3,105.70    2,547.59
75315139       13,053.46      74.29    13,127.75    5,343.40
83311438       21,214.37     120.74    21,355.11   (1,864.37)
95315211       23,395.52     133.15    23,528.67    9,804.87
95315524       21,943.66     124.89    22,068.55    7,748.22
             -----------  ---------  -----------  ----------

TOTALS       $211,378.34  $1,203.03  $212,581.37  $63,210.69
             ===========  =========  ===========  ==========
